FIRST AMENDMENT
                                       to
                      AMENDED AND RESTATED CREDIT AGREEMENT


         FIRST AMENDMENT (the "Amendment"), dated as of August 2, 1996 (the "First Amendment Date") to Amended and Restated Credit Agreement, made by The Chase Manhattan Bank (successor by merger to The Chase Manhattan Bank, N.A.), a New York banking corporation having an office at 106 Corporate Park Drive, White Plains, New York 10604 (the "Bank") and DEL GLOBAL TECHNOLOGIES CORP., formerly known as Del Electronics Corp., a New York corporation having an office at One Commerce Park, Valhalla, New York 10595 ("Del"), RFI CORPORATION, a Delaware corporation having an office at 100 Pine Aire Drive, Bay Shore, New York 11706 ("RFI"), DYNARAD CORP., a New York corporation having an office at 19 Jefryn Boulevard, Deer Park, New York 11729 ("Dynarad"), BERTAN HIGH VOLTAGE CORP., formerly known as Del Acquisition Corp., a New York corporation having an office at 121 New South Road, Hicksville, New York 11801 ("Bertan High Voltage"), DEL MEDICAL SYSTEMS CORP., a New York corporation having an office at One Commerce Park, Valhalla, New York 10595 ("Del Medical"), and GENDEX-DEL MEDICAL IMAGING CORP., a Delaware corporation having an office at 11550 West King Street, Franklin Park, Illinois 60131 ("Gendex-DMI" and together with Del, RFI, Dynarad, Bertan High Voltage, and Del Medical hereinafter sometimes referred to collectively as the "Debtors").


                               W I T N E S S E T H

         WHEREAS, the Debtors and the Bank entered into an Amended and Restated Credit Agreement (the "Agreement") dated as of March 5, 1996, pursuant to the terms of which the Bank agreed to make certain financial accommodations available to the Debtors;

         WHEREAS, all capitalized terms used in the Agreement and not otherwise defined herein shall have the meanings given to them in the Agreement;

         WHEREAS, as of the First Amendment Date, the outstanding principal balance of the Revolving Credit Loans is $100,000 and the outstanding principal balance of the Term Loan is $500,000, to both of which there are no defenses or offsets;

         WHEREAS, the Debtors and the Bank have agreed, among other things, to convert the Term Loan facility to a standby term loan facility, to modify certain amortization provisions contained in the Agreement, to release the Bank's security interest in certain assets of the Debtors, to modify certain covenants contained in the Agreement, and to modify the interest rates applicable to loans made under the Agreement;

         NOW,   THEREFORE,   in   consideration  of  the  mutual  covenants  and
undertakings herein contained, the Debtors and the Bank hereby agree as follows:

94-350-4D:del1am.006:August 7, 1996

                          A. Modification of Agreement

     1. Section 1.1. Section 1.1 of the Agreement is hereby modified as of the First Amendment Date by the addition of the following definitions in their proper alphabetical positions:

          Acquisition shall mean the acquisition by Del or any of its wholly-owned subsidiaries of another entity or all or substantially all of the assets of another entity. Additional Term Loan shall have the meaning assigned to such term in Section 2.1.

          Additional Term Note or Additional Term Notes shall mean the additional term loan note or notes executed and delivered by the Debtors pursuant to Section 2.3(b), in substantially the form of Exhibit A-1 hereto, as such may be amended, modified or restated from time to time.

          Declaration   of   Restrictions   shall   mean  the   declaration   of
     restrictions, in substantially the form of Exhibit N hereto, as such may be amended, modified or restated from time to time.

          First Amendment shall mean the amendment to the Agreement dated as of August 2, 1996.

          First Amendment Date shall mean August 2, 1996.

          Negative Pledge Agreement shall mean the Negative Pledge Agreement, in substantially the form of Exhibit M hereto, as such may be amended, modified or restated from time to time.

          Standby Term Loan Commitment shall mean the Standby Term Loan Commitment of the Bank as set forth in Section 2.1.

          Standby Term Loan Commitment Fee shall mean the Standby Term Loan Commitment Fee as set forth in Section 2.6.

          Standby Term Loan Commitment Period shall mean the period from and including the First Amendment Date to, but not including the Term Loan Maturity Date.

          Term Loan "A" shall have the meaning assigned to such term in Section 2.1.

     2. Section 1.1. Section 1.1 of the Agreement is hereby further modified by the deletion of the definitions for the terms, "Loans," "Note or Notes," and "Term Loan" and the substitution of the following therefor:

          Loans shall mean the Term Loans, the Revolving Credit Loan, the Letter of Credit Facility or any or all of them, as the context may require.

          Note or Notes shall mean the Term Note, the Additional Term Notes and/or the Revolving Credit Note, as the context may require.

          Term Loan or Term Loans shall mean any or all of Term Loan "A" and the Additional Term Loans, as the context may require.

     3. Section 1.1 Section 1.1 of the Agreement is hereby further modified by the deletion of the terms, "Bertan Security Agreement," "Del Medical Security Agreement," "Del Security Agreement," "Dynarad Security Agreement," "Gendex-DMI Security Agreement," "Indemnification Agreement," "Mortgage," "Mortgage Modification Agreement No. 3," "Mortgagor," "Modification and Reaffirmation of Indemnity," "RFI Security Agreement," "Subordinate Mortgage," and "Third Mortgage."

     4. Section 2.1. Section 2.1 of the Agreement is hereby deleted as of the First Amendment Date and the following substituted therefor:

          2.1 Term Loans. The Bank has heretofore made a term loan to the Debtors, the outstanding principal balance of which was, as of the Restatement Date, $10,000,000.00, and is, as of the First Amendment Date, $500,000.00 ("Term Loan A"). Subject to the terms and conditions hereof, the Bank agrees to make additional term loans (each, an "Additional Term Loan") to the Debtors from time to time during the Standby Revolving Credit Commitment Period which in the aggregate of the original principal amounts thereof, when added to the outstanding principal balance as of the First Amendment Date of Term Loan "A", shall not exceed $10,000,000.00 (the "Standby Term Loan Commitment"). Payments made on Term Loans may not be reborrowed. The Debtors shall have the right to reduce or terminate the amount of the unused Standby Term Loan Commitment at any time or from time to time, provided that: (a) the Debtors shall have given notice of each such reduction or termination to the Bank as provided in Section 2.15; and
     (b) each partial reduction shall be in an aggregate amount at least equal to $100,000.00. The Standby Term Loan Commitment once reduced or terminated may not be reinstated.

     5. Section 2.3. Section 2.3 of the Agreement is hereby deleted as of the First Amendment Date and the following substituted therefor:

     2.3 Notes

          (a) Term Loans. Term Loan "A" shall be evidenced by a replacement promissory note of the Debtors substantially in the form of Exhibit A hereto with appropriate insertions (the "Term Note") payable to the order of the Bank and dated the First Amendment Date. The principal amount of the Term Note shall be payable in 19 equal consecutive quarterly installments, each in the amount of $26,315.27, payable on the last business day of each fiscal quarter of Del, commencing November 30, 1996 and continuing thereafter until the entire unpaid principal balance of the Term Note, together with all accrued and unpaid interest, shall be paid in full on the Term Loan Maturity Date. The Additional Term Loans shall each be evidenced by a promissory note of the Debtors substantially in the form of Exhibit A-1 hereto, dated the date on which such Additional Term Loan is made, with appropriate insertions (each an "Additional Term Note") payable to the order of the Bank and representing the obligation of the Debtors to pay the unpaid principal amount of such Additional Term Loan, with interest thereon as hereinafter provided. The principal amount of each Additional Term Loan shall be payable in equal consecutive quarterly installments, payable on the last business day of each fiscal quarter of Del, commencing on the last business day of the fiscal quarter in which such Loan is made. Term Loans, or portions thereof, subject to limitations set forth in Section 2.4(c) and
     Section 2.16 hereof, may be outstanding as Variable Rate Loans or Eurodollar Loans.

     6. Section 2.4(d) Section 2.4(d) of the Agreement is hereby deleted as of the First Amendment Date and the following substituted therefor:

          (d) The Margin that shall apply to Term Loans is set forth below and is based on the Debtors' Consolidated Interest Expense Coverage Ratio for the six-month period ending on the most recent Interest Measurement Date and the Debtors' Leverage Ratio on the most recent Interest Measurement Date, as reported in the applicable financial statement provided to the Bank pursuant to Section 5.5 hereof:

           ---------------------------------------------- ----------------------- -------------------------

                             Criteria                     Variable Rate Margin:      Eurodollar Margin:
           Leverage Ratio           Interest                   Basis Points             Basis Points
                                              Coverage
                                               Ratio
           ---------------------------------------------- ----------------------- -------------------------
           ------------------ ---------- ---------------- ----------------------- -------------------------

           Greater than        and/or    Less than 3.00             0                       275
           1.25 to 1.00                  to 1.00
           ------------------ ---------- ---------------- ----------------------- -------------------------

           ------------------ ---------- ---------------- ----------------------- -------------------------

           Equal to or less      and     Equal to or                0                       250
           than 1.25 to                  greater than
           1.00                          3.00 to 1.00
                                         but less than
                                         3.50 to 1.00
           ------------------ ---------- ---------------- ----------------------- -------------------------
           ------------------ ---------- ---------------- ----------------------- -------------------------

           Equal to or           and     Equal to or                0                       200
           less than 1.25                greater than
           to 1.00                       3.50 to 1.00
                                         but less than
                                         4.00 to 1.00
           ------------------ ---------- ---------------- ----------------------- -------------------------
           ------------------ ---------- ---------------- ----------------------- -------------------------

           Equal to or less      and     Equal to or                0                       175
           than 1.00 to                  greater than
           1.00                          4.00 to 1.00
                                         but less than
                                         4.50 to 1.00
           ------------------ ---------- ---------------- ----------------------- -------------------------
           ------------------ ---------- ---------------- ----------------------- -------------------------

           Equal to or less      and     Equal to or                0                       150
           than .75 to 1.00              greater than
                                         4.50 to 1.00
                                         but less than
                                         5.00 to 1.00
           ------------------ ---------- ---------------- ----------------------- -------------------------
           ------------------ ---------- ---------------- ----------------------- -------------------------

           Equal to or less      and     Equal to or                0                       125
           than .50 to 1.00              greater than
                                         5.00 to 1.00
                                         but less than
                                         5.50 to 1.00
           ------------------ ---------- ---------------- ----------------------- -------------------------
           ------------------ ---------- ---------------- ----------------------- -------------------------

           Equal to or less      and     Equal to or                0                       100
           than .25 to 1.00              greater than
                                         5.50 to 1.00
           ------------------ ---------- ---------------- ----------------------- -------------------------





         Upon acceptance by the Bank of such calculations, Margin adjustments resulting from such calculations shall become retroactively effective as of the first day of the calendar month in which the above referenced financial statements shall have been presented to the Bank.

         7. Section 2.4(e) Section 2.4(e)of the Agreement is hereby deleted as of the First Amendment Date and the following substituted therefor:

          (e) The Margin that shall apply to Revolving Credit Loans is set forth below and is based on the Debtors' Consolidated Interest Expense Coverage Ratio for the six-month period ending on the most recent Interest
     Measurement Date and the Debtors' Leverage Ratio on the most recent Interest Measurement Date, as reported in the applicable financial statement provided to the Bank pursuant to Section 5.5 hereof:

           ---------------------------------------------- ----------------------- -------------------------

                             Criteria                     Variable Rate Margin:      Eurodollar Margin:
           Leverage Ratio           Interest                   Basis Points             Basis Points
                                              Coverage
                                               Ratio
           ---------------------------------------------- ----------------------- -------------------------
           ------------------ ---------- ---------------- ----------------------- -------------------------

           Greater than        and/or    Less than 3.00             0                       250
           1.25 to 1.00                  to 1.00
           ------------------ ---------- ---------------- ----------------------- -------------------------
           ------------------ ---------- ---------------- ----------------------- -------------------------

           Equal to or less      and     Equal to or                0                       225
           than 1.25 to                  greater than
           1.00                          3.00 to 1.00
                                         but less than
                                         3.50 to 1.00
           ------------------ ---------- ---------------- ----------------------- -------------------------
           ------------------ ---------- ---------------- ----------------------- -------------------------

           Equal to or           and     Equal to or                0                       175
           less than 1.25                greater than
           to 1.00                       3.50 to 1.00
                                         but less than
                                         4.00 to 1.00
           ------------------ ---------- ---------------- ----------------------- -------------------------
           ------------------ ---------- ---------------- ----------------------- -------------------------

           Equal to or less      and     Equal to or                0                       150
           than 1.00 to                  greater than
           1.00                          4.00 to 1.00
                                         but less than
                                         4.50 to 1.00
           ------------------ ---------- ---------------- ----------------------- -------------------------
           ------------------ ---------- ---------------- ----------------------- -------------------------

           Equal to or less      and     Equal to or                0                       125
           than .75 to 1.00              greater than
                                         4.50 to 1.00
                                         but less than
                                         5.00 to 1.00
           ------------------ ---------- ---------------- ----------------------- -------------------------
           ------------------ ---------- ---------------- ----------------------- -------------------------

           Equal to or less      and     Equal to or                0                       100
           than .50 to 1.00              greater than
                                         5.00 to 1.00
                                         but less than
                                         5.50 to 1.00
           ------------------ ---------- ---------------- ----------------------- -------------------------
           ------------------ ---------- ---------------- ----------------------- -------------------------

           Equal to or less      and     Equal to or                0                        75
           than .25 to 1.00              greater than
                                         5.50 to 1.00
           ------------------ ---------- ---------------- ----------------------- -------------------------

         Upon acceptance by the Bank of such calculations, Margin adjustments resulting from such calculations shall become retroactively effective as of the first day of the calendar month in which the above referenced financial statements shall have been presented to the Bank.

         8. Section 2.5 Section 2.5 of the Agreement is hereby deleted as of the First Amendment Date and the following substituted therefor:

                  2.5 Procedure for Revolving Credit and Term Loan Borrowing. The Debtors may borrow under the Revolving Credit Commitment during the Revolving Credit Commitment Period and under the Standby Term Loan Commitment during the Standby Term Loan Period on any Business Day by giving the Bank written or facsimile notice of a request for a Revolving Credit Loan or an Additional Term Loan hereunder, as the case may be, setting forth the amount of the Loan requested and the date thereof, and, in the case of an Additional Term Loan, setting forth the terms of the Acquisition to be financed by such Additional Term Loan and any information regarding such Acquisition that the Bank may reasonably require. Prior to the advance to the Debtors of an Additional Term Loan, or portion thereof, the Debtors shall deliver to the Bank an Additional Term Loan Note in the amount of the Additional Term Loan being requested. Additional Term Loans are subject to the Bank's prior written approval of the terms of the Acquisition to be financed by such Additional Term Loan, which approval shall be in the Bank's sole discretion, except that the Debtors shall be permitted to make Acquisitions without the Bank's approval, provided, however, that such Acquisitions do not exceed, in the aggregate, $3,000,000, calculated from the First Amendment Date. Except for borrowings which exhaust the full remaining amount of the Revolving Credit Commitment, or Standby Term Loan Commitment, as the case may be, and except for Eurodollar Loans, each borrowing under the Revolving Credit Commitment and each borrowing under the Standby Term Loan Commitment shall be in an amount at least equal to $100,000. Such notice shall be sufficient if given within the time period set forth therefor in Section 2.15, provided, however, that in the case of Additional Term Loans, the Bank shall have theretofore given its approval of the Acquisition being funded, where such approval is required.

         9. Section 2.6 Section 2.6 of the Agreement is hereby deleted as of the First Amendment Date and the following substituted therefor:

                  2.6 Fees. (a) As additional compensation for the Revolving Credit Commitment and Letter of Credit Facility provided for herein, the Debtors, jointly and severally, agree to pay the Bank a Commitment Fee during the Revolving Credit Commitment Period at a rate equal to one-quarter of one percent (.25%) per annum of the average daily unused portion of the combined (i) Revolving Credit Commitment, and, without duplication, (ii) the Letter of Credit Facility. The Commitment Fee shall be payable quarterly in arrears on the last day of each January, April, July, and October during the Revolving Credit Commitment Period and at the time of the termination of the Revolving Credit Commitment.

                  (b) As additional compensation for the Standby Term Loan Commitment provided for herein, the Debtors, jointly and severally, agree to pay the Bank a Standby Term Loan Commitment Fee during the Standby Term Loan Commitment Period at a rate equal to one-quarter of one percent (.25%) per annum of the average daily unused portion of the Standby Term Loan Commitment (excluding all portions of the Standby Term Loan Commitment which have been borrowed and repaid by the Debtors). The Standby Term Loan Commitment Fee shall be payable quarterly in arrears on the last day of each January, April, August, and October during the Standby Term Loan Commitment Period and at the time of the termination of the Standby Term Loan Commitment.

         10. Section 2.15 Section 2.15 of the Agreement is hereby deleted as of the First Amendment Date and the following substituted therefor:

                  2.15 Certain Notices. Notices by the Debtors to the Bank of each borrowing, prepayment or conversion, and each renewal hereunder shall be irrevocable and shall be effective only if received by the Bank not later than 2:00 p.m. (in the case of Variable Rate Loans) and 11:00 a.m. (in the case of Eurodollar Loans), both New York City time, and in the case of borrowings and prepayments of, conversions into and (in the case of Eurodollar Loans) renewals of (i) Variable Rate Loans, given not later than 2:00 p.m. on the date of such request; and (ii) Eurodollar Loans, given three Business Days prior thereto no later than 11:00 a.m. on the date of such request. Each such notice shall specify the Loans to be borrowed, prepaid, converted or renewed and the amount and type of the Loans to be borrowed, or converted, or prepaid or renewed (and, in the case of a conversion, the type of Loans to result from such conversion and, in the case of a Eurodollar Loan, the Interest Period therefor) and the date of the borrowing or prepayment, or conversion or renewal (which shall be a Business Day).

         11. Section 3.12 Section 3.12 of the Agreement is hereby deleted and the words "Section 3.12 Intentionally Omitted" are inserted in its place.

         12. Section 3.13 Section 3.13 of the Agreement is hereby modified as of the First Amendment Date by the addition of the following at the end thereof:

         The proceeds of the Additional Term Loans shall be used only for the payment of the purchase price of the Acquisitions which, to the extent such proceeds of the Additional Term Loans exceed, in the aggregate, $3,000,000, calculated from the First Amendment Date, shall have been approved in writing prior thereto by the Bank.

         13. Section 4.1 Section 4.1 of the Agreement is hereby modified as of the First Amendment Date by the addition of the following paragraph (e) at the end thereof:

                  (e) In the case of borrowings under the Standby Term Loan Commitment, the Bank shall have received an Additional Term Note in the amount of the borrowing, duly executed by the Debtors payable to its order and otherwise complying with the provisions of Section 2.3.

         14. Section 5.3 Section 5.3 of the Agreement is hereby deleted as of the First Amendment Date and the following substituted therefor:

                  5.3 Insurance. Each Debtor will (a) keep its insurable properties adequately insured at all times by financially sound and reputable insurers, (b) maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies similarly situated and in the same or similar businesses, (c) maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by such Debtor, in such amount as it shall reasonably deem necessary, and (d) maintain such other insurance as may be required by law or as may be reasonably requested by the Bank for purposes of assuring compliance with this Section 5.3. All such insurance shall provide for at least 30 days' prior written notice to the Bank of the cancellation or material modification thereof.

         15. Section 6.1 Paragraph (h) of Section 6.1 of the Agreement is hereby deleted as of the First Amendment Date and the words "Paragraph (h)Intentionally Omitted" are inserted in its place.

         16. Section 6.7 Section 6.7 of the Agreement is hereby deleted as of the First Amendment Date and the following substituted therefor:

         6.7 Investments. (a) Own, purchase or acquire any stock, obligations, assets or securities of, or any interest in, or make any capital contribution or loan or advance to, any other person, or make any other investments with an aggregate fair market value exceeding $250,000.00 (valued at the time of the acquisition thereof), except that the Debtors may (i) own, purchase or acquire certificates of deposit of the Bank or any FDIC-insured commercial bank registered to do business in any state of the United States having capital and surplus in excess of $500,000,000; (ii) own, purchase or acquire obligations of the United States government or any agency thereof which are backed by the full faith and credit of the United States; (iii) own, purchase or acquire commercial paper of a domestic issuer rated at least A-1 by Standard and Poor's Corporation or P-1 by Moody's Investors Service, Inc.; (iv) subject to the provisions of Section 6.7(b) hereof, purchase or acquire during any fiscal year of Del (a "Fiscal Year") shares of the common stock of Del ("Common Stock") with an aggregate fair market value of not more than $1,500,000 (valued at the time of the acquisition thereof), and thereafter own all such shares so purchased or acquired;
         (v) own, purchase, or acquire stock, obligations and/or securities of any other person provided that such stock, obligations and/or securities are held by the Debtors in the deferred compensation account(s) which are maintained by Del for the benefit of Leonard A. Trugman; and (vi) make Acquisitions with the proceeds of Additional Term Loans provided, however, that the Bank shall have given its prior written approval of such Acquisitions to the extent that they exceed, in the aggregate, $3,000,000 calculated from the First Amendment Date.

         (b) The right of the Debtors to repurchase shares of Common Stock pursuant to Section 6.7(a)(iv) hereof is subject to the following:

                    (i) The Debtors may during any Fiscal Year repurchase shares of the Common Stock with an aggregate fair market value of not more than $750,000 (valued at the time of the acquisition thereof) if (A) no default under Section 6.4, Section 6.8, Section 6.9 or Section 6.11 of this Agreement shall have occurred and be continuing at the time of such repurchase and (B) after giving effect to such repurchase of shares, no default shall exist under Section 6.9 hereof.

                    (ii) In addition to the shares of Common Stock which may be repurchased pursuant to subsection (i) above, during any Fiscal Year the Debtors may repurchase additional shares of the Common Stock with an aggregate fair market value (valued at the time of the acquisition thereof) equal to (A) the dollar amount of the increase in Consolidated Tangible Net Worth of the Debtors for the Fiscal Year, minus (B) $1,250,000; provided, however, that (x) in no event may the Debtors during any Fiscal Year repurchase additional shares of Common Stock pursuant to the provisions of this subsection (ii) with an aggregate fair market value in excess of $750,000 (valued at the time of the acquisition thereof) and (y) in no event may the Debtors repurchase additional shares of Common Stock pursuant to the provisions of this subsection (ii) if, after giving effect to such repurchase of additional shares, a default shall exist under Section
          6.9 hereof.

          17. Section 6.8 Section 6.8 of the Agreement is hereby deleted as of the First Amendment Date and the following substituted therefor:

                    6.8 Current Ratio. Permit the Consolidated Current Ratio of the Debtors at any time to be less than 2.50:1.00.

          18. Section 6.9 Section 6.9 of the Agreement is hereby deleted as of the First Amendment Date and the following substituted therefor:

                    6.9 Tangible Net Worth. Permit the Consolidated Tangible Net Worth of the Debtors at any time during the periods specified below to be less than:

                  Period                                               Amount
                  Fiscal year ending 8/2/96                          $33,450,000
                  Fiscal year ending 8/1/97                          $34,800,000
                  Fiscal year ending 7/31/98                         $36,050,000
                  Fiscal year ending 7/31/99                         $37,300,000
                  Fiscal year ending 7/29/00                         $38,550,000
                  Fiscal year ending 7/31/01                         $39,800,000

         19. Section 6.16 Section 6.16 of the Agreement is hereby deleted as of the First Amendment Date and the following substituted therefor:

                    6.16 Leverage Ratio. Permit the Leverage Ratio of the Debtors in any fiscal year to exceed 1.25.

         20. Section 9.1   Section 9.1 of the Agreement is hereby  deleted as of
the First Amendment Date and the words "Section 9.1 Intentionally Omitted" inserted in its place.

         21. Security. As of the First Amendment Date, the Bertan Security Agreement, the Del Medical Security Agreement, the Del Security Agreement, the Dynarad Security Agreement, the Gendex-DMI Security Agreement, the RFI Security Agreement, and the Indemnification Agreement are hereby canceled and all references in the Agreement to any security interests or mortgages given for the benefit of the Bank to secure the obligations of the Debtors under the Agreements are hereby deleted, it being the intention of the parties hereto that
(a) the Loans shall be unsecured and (b) the assets being released from the Bank's liens shall not be given as security for any other indebtedness and shall not become subject to any other liens. In furtherance of the foregoing, (i) the Bank shall execute and deliver to the Debtors such UCC-3 financing statements and a satisfaction of each of (a) the Mortgage, (b) the Subordinate Mortgage, and (c) the Third Mortgage,(ii) the Debtors shall execute and deliver to the Bank the Negative Pledge Agreement, in the form of Exhibit M to the Agreement, pursuant to which they shall agree not to transfer any of their respective assets (except for the sale of inventory in the normal course of business) and not to encumber any of their respective assets except as specifically permitted by Section 6.1 of the Agreement, and (iii) RFI shall execute and deliver to the Bank a Declaration of Restrictions, in the form of Exhibit N to the Agreement, pursuant to which RFI shall agree not to transfer, assign, mortgage or otherwise encumber its interest in the RFI Real Property.

         22. Exhibits. The Agreement is hereby modified as of the First Amendment Date by: (a) the deletion of Exhibit A and the substitution therefor of a new Exhibit A, in the form of Exhibit 1 to this Amendment; (b) the addition of Exhibit A-1 immediately following Exhibit A, in the form of Exhibit 2 to this Amendment; and (c) the addition of Exhibits M and N immediately following Exhibit L, in the form, respectively of Exhibits 3 and 4 to this Agreement.

                          B. Condition of Effectiveness

         The obligation of the Bank to enter into this Amendment to the Loan Agreement and to make or provide any financial accommodation to the Debtors pursuant to the terms of this Amendment is subject to the condition precedent that the Bank shall have received each of the following documents, in form and substance satisfactory to the Bank and its counsel, and each of the following requirements shall have been fulfilled:

         1. This Amendment. The Debtors and the Bank shall each have executed and delivered this Amendment.

         2. The Notes. The Debtors shall have executed and delivered to the Bank the Term Note in the form of Exhibit 1 to this Amendment and the Additional Term Note in the form of Exhibit 2 to this Amendment.

         3. Negative Pledge Agreement. The Debtors shall have executed and delivered to the Bank a Negative Pledge Agreement in the form of
         Exhibit 3 to this Amendment.

         4. Declaration of Restrictions. RFI shall have executed and delivered to the Bank a Declaration of Restrictions in the form of Exhibit 4 to this Amendment.

         5. Evidence of Corporate Action by Company. The Bank shall have received a certificate of the Secretary or Assistant Secretary of each of the Debtors, dated the First Amendment Date, in substantially the form of Exhibit 5 to this Amendment, attesting to all corporate action taken by such Debtor, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of this Amendment and each other document to be delivered pursuant to or in connection with this Amendment, and including a copy of all amendments to such Debtor's certificate of incorporation and by-laws which are subsequent to the Restatement Date, a current good standing certificate, and an incumbency and signature certificate.

         6. Officer's Certificate. The following statements shall be true and the Bank shall have received a certificate, dated the First Amendment Date, in substantially the form of Exhibit 6 to this Amendment, signed by a duly authorized officer of each of the Debtors stating that to the best of his knowledge:

                  a. The representations and warranties contained in Section 3 of the Agreement and in each of the other Credit Documents are correct on and as of the First Amendment Date, as though made on and as of such dates; and

                  b. No default or Event of Default has occurred and is continuing, or would result from the execution and performance by the Debtors of this Amendment or the Agreement (as amended by this Amendment) or any of the other Credit Documents; and

                  c. There has been no material adverse change in the business, operations, assets or condition, financial or otherwise, of the Debtors since the date of the most recent financial statements provided to the Bank.

         7. Opinion   Letter.  The  Bank  shall  have  received  an  opinion  of counsel to the Debtors, substantially in the form of Exhibit 7 to this Amendment


         8. Costs and Expenses. The Debtors shall have paid, or reimbursed the Bank, for all costs, expenses and charges (including, without limitation, all expenses and reasonable fees of legal counsel for the Bank) incurred in connection with the negotiation, preparation, reproduction, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder.


                C. Reference to and Effect on the Loan Documents

         1. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Credit Documents to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

         2. Except as specifically amended above, the Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

         3. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

                                D. Miscellaneous

         1. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
         2. Headings. Section headings in this Amendment are included herein for convenience of reference only and do not constitute a part of this Amendment for any other purpose.
         3. Exhibits. Exhibits 1-7 shall constitute integral parts of this Amendment.
         4. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

(Corporate Seal)  DEL GLOBAL TECHNOLOGIES CORP.


ATTEST:           By:                      /S/ David Engel
                                           ________________________________
/S/ Michael Taber                          David Engel, Executive Vice President
--------------------
Michael Taber, Secretary


(Corporate Seal)  RFI CORPORATION

ATTEST:           By:                      /S/ David Engel
                                           ___________________________________
                                           David Engel, Executive Vice President
/S/ Michael Taber
--------------------
Michael Taber, Secretary


(Corporate Seal) DYNARAD CORP.

ATTEST:           By:                      /S/ David Engel
                                           ___________________________________
                                           David Engel, Executive Vice President
/S/ Michael Taber
--------------------
Michael Taber, Assistant Secretary


(Corporate Seal)  BERTAN HIGH VOLTAGE CORP.

ATTEST:           By:                      /S/ David Engel
                                           ___________________________________
                                           David Engel, Executive Vice President
/S/ Michael Taber
--------------------
Michael Taber, Secretary


(Corporate Seal)
                                           DEL MEDICAL SYSTEMS CORP.

ATTEST:           By:                      /S/ David Engel
                                           ___________________________________
                                           David Engel, Executive Vice President
/S/ Michael Taber
--------------------
Michael Taber, Secretary


(Corporate Seal)
                                           GENDEX-DEL MEDICAL IMAGING CORP.

ATTEST:           By:                      /S/ David Engel
                                           ___________________________________
                                           David Engel, Executive Vice President
/S/ Michael Taber
--------------------
Michael Taber, Secretary